SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 9, 2001

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-6686                   13-1024020
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(State or Other Jurisdiction    (Commission File             (IRS Employer
      of Incorporation)              Number)              Identification No.)

1271 Avenue of the Americas, New York, New York                  10020
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 (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On May 9, 2001, The Interpublic Group of Companies, Inc. filed a registration statement on Form S-4 with the Commission relating to the proposed merger with True North Communications, Inc. That registration statement, together with the filings by True North Communications, Inc. with the Commission that are referenced on page 69 of the proxy statement/prospectus included in that registration statement, is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(c) Exhibits: Not applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE INTERPUBLIC GROUP OF
                                                  COMPANIES, INC.


Date: May 15, 2001                            By: /s/ Nicholas J. Camera
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                                                  Nicholas J. Camera
                                                  SENIOR VICE PRESIDENT,
                                                  GENERAL COUNSEL AND SECRETARY